UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2019

Cipherloc Corporation

(Exact name of registrant as specified in its charter)

Texas	000-28745	86-0837077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

825 Main St, Suite 100

Buda, TX 78610

(Address of principal executive offices)

Registrant’s telephone number, including area code: 512 772 4245

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Items.

In a September 18, 2019 hearing on CipherLoc, Inc.’s (the “Company”) application for temporary injunction against Michael De La Garza (“De La Garza”), the District Court of Travis County, Texas 353rd Judicial District (the “Court”) found there is evidence that harm is imminent to the Company and if the Court does not issue the temporary injunction, the Company will be irreparably injured if De La Garza is not enjoined from claiming or holding himself out as the chief executive officer or any other officer of the Company and from interfering with the operations of the Company. The Court further found that the Company has pled a cause of action, shown a probably right of recovery and probable injury in the interim. On September 25, 2019, the Court issued an order prohibiting De La Garza and his officers, agents, servants, employees and attorneys from:

a.	taking any action in the name of or on behalf of the Company, except in De La Garza’s capacity as a Director;
b.	seeking access to or accessing bank account or funds owned by the Company;
c.	preventing the Company from accessing its bank accounts and other assets in the ordinary course of its business;
d.	preventing any employee of the Company from accessing the Company’s email account(s), computer systems, or network;
e.	accessing computer systems owned by the Company;
f.	communicating with existing or known prospective customers of the Company regarding any business-related matters, other than in his capacity as Director;
g.	holding himself out as the Chief Executive Officer, President, or Chairman of the Company;
h.	challenging or interfering with the legal authority of Tom Wilkinson (or any successor) to discharge the duties of Chief Executive Officer, or challenging or interfering with the authority of the Board of Directors and its Committees to manage and direct the affairs of the Company, other than in his capacity as a Director or Shareholder; and
i.	copying, accessing, using or sharing any software, coding, equipment, intellectual property, or other property belonging to the Company.

It was further ordered De La Garza shall return any Company property or equipment removed from the Company’s Arizona office on August 20, 2019 that belongs to the Company.

A copy of the Order is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Order Granting Request for Temporary Injunction

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2019

CIPHERLOC CORPORATION

By:	/s/ Tom Wilkinson
Tom Wilkinson
Interim Chief Executive Officer